UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2008

LHC GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
 (Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 3, 2008, LHC Group, Inc. (the “Company”) issued a press release announcing that it entered into two separate joint ventures in the certificate of need (CON) states of West Virginia and Alabama, effective November 1, 2008.

LHC Group entered into a joint venture relationship with the two major hospitals in Morgantown, West Virginia, to provide home health services in Morgantown and surrounding areas.  The two hospitals are Ruby Memorial Hospital, a 522-bed hospital and part of the West Virginia University Hospital system, and Monongalia General Hospital, a 199-bed hospital.  With these two acquisitions, LHC Group now operates 13 home nursing agencies covering 38 counties and 72% of the total population in West Virginia.

Item 9.01 Financial Statements and Exhibits

(c)       Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

		By:	/s/ Peter J. Roman
Peter J. Roman
Senior Vice President and Chief
Financial Officer

Dated:	November 3, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release announcing the Transactions, dated November 3, 2008.